Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contacts

Baxter: Lauren Russ, (224) 948-5353

media@baxter.com

Hillrom: Howard Karesh, (312) 819-7268

howard.karesh@hillrom.com

Investor Contacts

Baxter: Clare Trachtman, (224) 948-3020

clare_trachtman@baxter.com

Hillrom: Mary Kay Ladone, (312) 819-9387

marykay.ladone@hillrom.com

BAXTER TO ACQUIRE HILLROM,

EXPANDING CONNECTED CARE AND MEDICAL INNOVATION GLOBALLY

Transaction valued at $156.00 per Hillrom Share for an

All-Cash Purchase Price of $10.5 Billion

•	Brings together two leading medical technology companies to broaden access to care in the hospital, home and alternate site settings

•	Accelerates digitally-enabled connected care solutions across the continuum of care

•	Builds on Baxter’s global footprint to expand Hillrom’s penetration of international markets

•	Creates significant opportunities to position Baxter for faster top- and bottom-line growth

•	Expected to generate high-single digit ROIC by year five

DEERFIELD, ILL., and CHICAGO, Sept. 2, 2021 – Baxter International Inc. (NYSE:BAX), a leading global medical products company, and Hillrom (NYSE: HRC), a global medical technology leader, today announced that the companies have entered into a definitive agreement under which Baxter has agreed to acquire Hillrom for $156.00 per share in cash for a total equity value of approximately $10.5 billion and a total enterprise value of approximately $12.4 billion, including the assumption of debt.

Hillrom brings a highly complementary product portfolio and innovation pipeline that will enable Baxter to provide a broader array of medical products and services to patients and clinicians across the care continuum and around the world, facilitating the delivery of healthcare that is patient- and customer-centered and focused on improving clinical outcomes. The combination is also expected to accelerate the companies’ expansion into digital and connected care solutions that are increasingly enabling patients with access to hospital-level care at home or in other care settings.

“Baxter and Hillrom share a common vision for transforming healthcare to better serve all patients and providers,” said José (Joe) E. Almeida, Baxter’s chairman, president and chief executive officer. “Patients increasingly want to receive their care at home or nearby, while hospitals and other care providers are increasingly using digital health technologies to expand access, improve quality and lower costs. Baxter and Hillrom are uniting to meet the challenges of a rapidly evolving global healthcare landscape, while also creating significant value for all the stakeholders we serve. We’re very excited to welcome the Hillrom team to Baxter, and to join together to advance our mission to save and sustain lives.”

John Groetelaars, Hillrom’s president and chief executive officer, said, “We are proud of the steps we have taken to transform Hillrom into a medical technology leader with an innovative portfolio of connected care solutions. Today’s milestone announcement represents a win-win for all stakeholders. Patients and caregivers will benefit from enhanced capabilities across the continuum of care, our shareholders will receive a significant and immediate premium for their investment, and our employees will benefit from being part of a larger, stronger company with accelerated growth opportunities. Baxter is the ideal partner to enhance our global reach and realize the true potential of our vision to accelerate medical innovation around the world. With our shared patient-centric cultures, we look forward to seamlessly bringing our two companies together.”

Strategic Rationale

The Baxter-Hillrom combination will expand access to Hillrom’s portfolio globally; broaden the presence of the combined companies across sites of care; accelerate and strengthen the combined organization’s digital transformation; and is expected to generate compelling financial returns for Baxter’s shareholders.

Key benefits of the acquisition include:

•

A common vision for transforming healthcare to improve efficiencies and clinical outcomes, drive actionable insights and lead across the care continuum: The complementary product offering of the combined companies will support the patient in the hospital, at home, and in alternate sites of care, allowing better integration and coordination of healthcare delivery.

•

A strengthened portfolio with opportunity to accelerate digitally-enabled connected healthcare and expand penetration of combined solutions worldwide: The companies’ combined capabilities in therapeutic delivery, monitoring, blood purification, diagnostics and communications for patients and caregivers will enhance opportunities for truly connected care that result in better patient outcomes, improved workflow efficiencies and data-driven insights while lowering healthcare costs overall.

•

A robust combined platform for shareholder value creation through meaningful anticipated synergies with a continued commitment to strong cash flow generation: The transaction provides a significant opportunity to build upon Baxter’s established global infrastructure to grow Hillrom’s international business, which currently represents approximately one-third of Hillrom’s total 2020 revenue. It should also meaningfully enhance Baxter’s earnings growth through the realization of substantial cost synergies and potential opportunities to accelerate revenue growth over the longer term.

•

A shared culture that values inclusivity, innovation, and corporate responsibility: The combination unites two organizations that have each been recognized for achievements in workplace diversity and corporate responsibility, and for fostering an environment that supports and encourages high performance, respect for individuals, and professional growth.

Transaction Highlights

Upon completion of the transaction, Baxter will pay $156.00 in cash for each outstanding share of Hillrom common stock for a purchase price of $10.5 billion. Baxter will also assume Hillrom’s outstanding debt and cash, for a total enterprise value of $12.4 billion. The purchase price represents a 26% premium to Hillrom’s closing stock price on July 27, 2021, the last trading day prior to media reports speculating about a potential transaction.

Baxter expects the combination to result in approximately $250 million of annual pre-tax cost synergies by the end of year three. This estimate excludes any benefit from potential new revenue growth opportunities resulting from the combination of the two organizations.

The transaction is expected to be low-double-digit accretive to Baxter’s adjusted earnings per share (EPS) in the first full year post close, increasing to more than 20% by year three. The transaction is also expected to expand Baxter’s overall adjusted EBITDA margins over the medium-term and deliver strong cash flow generation with a high-single digit return on invested capital (ROIC) expected by year five.

Baxter will finance the transaction through a combination of cash and fully committed debt financing. At closing, Baxter estimates that it will have net leverage of approximately 4.2x net debt to pro forma1 adjusted EBITDA of the combined companies (as estimated by Baxter management). Baxter is committed to an investment grade credit rating and deleveraging to 2.75x net leverage within two years of closing.

[1]

Pro forma amounts as presented in this press release represent the combined results of Baxter and Hillrom and are not intended to represent pro forma financial information under Article 11 of Securities and Exchange Commission Regulation S-X.

Approvals and Timing

The Boards of Directors of both companies have unanimously approved the acquisition. The transaction is subject to the approval of Hillrom shareholders and the satisfaction of customary closing conditions, including regulatory approvals. The transaction is expected to close by early 2022.

Baxter Long-term Financial Guidance and 2021 Investor Conference Update

As a result of the proposed acquisition, Baxter’s 2021 Investor Conference, originally scheduled for Sept. 20, will be rescheduled to a date following the transaction’s completion. This will allow Baxter to provide an updated strategic and financial outlook inclusive of the combined organizations.

In the interim, Baxter is issuing long-term financial guidance as a standalone entity. Baxter expects sales to grow 4-5%, compounded annually from 2021 to 2024 based on current foreign exchange rates. Over this period, Baxter anticipates expanding its adjusted operating margin by 300 basis points or more. On an adjusted basis, Baxter expects to deliver earnings growth of low double digits compounded annually over the same period. This Baxter standalone guidance does not reflect any impact from the proposed acquisition.

Advisors

Perella Weinberg Partners LP is acting as lead financial advisor to Baxter. J.P. Morgan and Citi are also serving as financial advisors to Baxter and have committed to provide fully committed financing. Sullivan & Cromwell LLP is serving as legal advisor to Baxter. Goldman, Sachs & Co. LLC is serving as lead financial advisor and BofA Securities is serving as financial advisor to Hillrom. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Hillrom.

Baxter Webcast

A special webcast for investors and media regarding the proposed acquisition can be accessed live from a link on Baxter’s website at www.baxter.com beginning at 7:30 a.m. CDT on Sept. 2, 2021. A live link to the webcast will also be available on Hillrom’s website at www.hillrom.com.

About Baxter

Every day, millions of patients and caregivers rely on Baxter’s leading portfolio of critical care, nutrition, renal, hospital and surgical products. For 90 years, we’ve been operating at the critical intersection where innovations that save and sustain lives meet the healthcare providers that make it happen. With products, technologies and therapies available in more than 100 countries, Baxter’s employees worldwide are now building upon the company’s rich heritage of medical breakthroughs to advance the next generation of transformative healthcare innovations. To learn more, visit www.baxter.com and follow us on Twitter, LinkedIn and Facebook.

About Hillrom

Hillrom is a global medical technology leader whose 10,000 employees have a single purpose: enhancing outcomes for patients and their caregivers by Advancing Connected Care™. Around the world, our innovations touch over 7 million patients each day. They help enable earlier diagnosis and treatment, optimize surgical efficiency and accelerate patient recovery while simplifying clinical communication and shifting care closer to home. We make these outcomes possible through digital and connected care solutions and collaboration tools, including smart bed systems, patient monitoring and diagnostic technologies, respiratory health devices, advanced equipment for the surgical space and more, delivering actionable, real-time insights at the point of care. Learn more at hillrom.com.

Non-GAAP Financial Measures

This press release contains financial measures that are not calculated in accordance with U.S. GAAP. The non-GAAP financial measures include the following forecasted items: adjusted EPS accretion, pro forma net leverage, ROIC, adjusted operating margin expansion, and adjusted earnings growth. The company defines adjusted EPS accretion as the increase in its adjusted EPS (i.e., diluted EPS excluding special items, net of the related income tax effects) resulting from the proposed Hillrom acquisition. The company defines pro forma net leverage as total debt less cash and cash equivalents following completion of the proposed Hillrom acquisition divided by the trailing-twelve month (TTM) adjusted EBITDA (i.e., income before interest, taxes, depreciation, amortization, and special items) of the combined companies as if the results of Baxter and Hillrom had been combined since the beginning of that TTM period. The company defines ROIC as free cash flow (i.e., operating cash flow less capital expenditures) derived from Hillrom divided by the enterprise value of Hillrom at the date of acquisition. The company defines adjusted operating margin expansion as the increase in its adjusted operating income (i.e., operating income excluding special items) as a percentage of revenue. The company defines adjusted earnings growth as the percentage increase in its adjusted net income (i.e., net income excluding special items, net of the related income tax effects).

Special items include intangible asset amortization, business optimization charges, acquisition and integration expenses, expenses related to European Medical Devices Regulation, investigation and related costs and a tax matter. These items are excluded because they are highly variable or unusual and of a size that may substantially impact the company’s reported operations for a period. Additionally, intangible asset amortization is excluded as a special item to facilitate an evaluation of current and past operating performance and is consistent with how management and the company’s Board of Directors assess performance.

Non-GAAP financial measures may enhance an understanding of the company’s operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the reconciliations to corresponding U.S. GAAP financial measures, may enhance an investor’s overall understanding of the company’s past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning, to monitor business unit performance, to evaluate the company’s ability to service its debt, and, in some cases, for purposes of determining incentive compensation. Management uses pro forma non-GAAP measures to evaluate the financial results of Baxter and Hillrom on a combined basis. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

The company is unable to present a quantitative reconciliation to the most directly comparable U.S. GAAP measures for the non-GAAP financial measures used in this press release without unreasonable effort as certain items that impact these measures, such as the potential impact of future business or asset acquisitions or dispositions, including the acquisition of Hillrom, intangible asset impairments, restructuring actions, developments related to gain or loss contingencies, or unusual or infrequently occurring items that may occur during the remainder of 2021 or in future years, have not yet occurred, are sometimes out of the company’s control and cannot be predicted.

Cautionary Language Regarding Forward-Looking Statements

Baxter Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended, concerning Baxter’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline, including results of clinical trials and planned product launches, and financial outlook for 2021 – 2024 for standalone Baxter and the combined companies.

Forward-looking statements provide current expectations of future events and include any statements that do not directly relate to any historical or current fact.

Actual results could differ materially from those discussed in the forward-looking statements, as a result of factors, risks and uncertainties, not under the company’s control, including, but not limited to: (i) conditions to the consummation of the Hillrom acquisition, including Hillrom’s shareholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; (ii) successful integration of Hillrom with the company and the realization of anticipated benefits of the acquisition (including anticipated synergies and net leverage targets) within the expected timeframes or at all; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the Hillrom acquisition; (iv) potential adverse reactions to the Hillrom acquisition by the company or Hillrom’s strategic partners; (v) the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the ongoing coronavirus (COVID-19) pandemic, on the company and its customers and suppliers, including foreign governments in countries in which the company operates; (vi) the demand for and market acceptance of risks for new and existing products (including the impact of reduced hospital admission rates and elective surgery volumes); (vii) product development risks (including any delays in required regulatory approvals); (viii) product quality or patient safety concerns; (ix) the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; (x) accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical, Seprafilm Adhesion Barrier and PerClot Polysaccharide Hemostatic System and specified rights to Caelyx/Doxil in territories outside the U.S., and Transderm Scop); (xi) loss of key employees or inability to identify and recruit new employees; (xii) breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; (xiii) future actions of national and foreign regulatory and governmental authorities, including Food and Drug Administration, the Department of Justice, the Federal Trade Commission, the Securities and Exchange Commission (SEC), the New York Attorney General and the Environmental Protection Agency, including the continued delay in lifting the warning letter at the company’s Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; (xiv) uncertainties regarding actual or potential legal proceedings, including the opioid litigation, ethylene oxide litigation and litigation related to the company’s internal investigation of foreign exchange gains and losses; (xv) increasing regulatory focus on privacy and security issues; failures with respect to compliance programs; (xvi) U.S. healthcare reform and other global austerity measures; (xvii) pricing, reimbursement, taxation and rebate policies of government agencies and private payers; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement; (xviii) the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; (xix) global, trade and tax policies; (xx) any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; (xxi) actions taken by tax authorities in connection with ongoing tax audits; (xxii) fluctuations in foreign exchange and interest rates; (xxiii) and other factors discussed in “Risk Factors” in Baxter’s Annual Report on Form 10-K for the most recently ended fiscal year and other filings with the SEC, which are available on Baxter’s website and at http://www.sec.gov. Baxter is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

No Solicitation

Baxter, its directors and executive officers are not soliciting proxies from the shareholders of Hillrom in connection with the proposed acquisition and are not participants in the solicitation of proxies by Hillrom. Baxter is making this communication for informational purposes only and does not intend to file any communication relating to the proposed acquisition on a proxy statement on Schedule 14A with the SEC.

Hillrom Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Statements concerning general economic conditions, our financial condition, results of operations, cash flows and business and our expectations or beliefs concerning future events, including the demand for our products, the ability to operate our manufacturing sites at full capacity, future supplies of raw materials for our operations, product launches, share repurchases, international market conditions, expectations regarding our liquidity, our capital spending, plans for future acquisitions and divestitures, and our operating plans; and any statements using phases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases are forward-looking statements that involve certain factors, risks and uncertainties that could cause Hillrom’s actual results to differ materially from those anticipated. Such factors, risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Hillrom’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Hillrom’s financial results and condition; (2) Hillrom’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) increasing regulatory focus on privacy and data security issues; (4) breaches or failures of Hillrom’s information technology systems or products, including by cyberattack, unauthorized access or theft; (5) failures with respect to compliance programs; (6) Hillrom’s ability to achieve expected synergies from acquisitions; (7) risks associated with integrating recent acquisitions; (8) global economic conditions; (9) demand for and delays in delivery of Hillrom’s products; (10) Hillrom’s ability to develop, commercialize and deploy new products; (11) changes in regulatory environments; (12) the effect of adverse publicity; (13) the impact of competitive products and pricing; (14) Hillrom’s ability to maintain or increase margins; (15) the potential loss of key distributors or key personnel; (16) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any applicable healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (17) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (18) the failure to obtain the approval of Hillrom’s shareholders, (19) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (20) risks related to disruption of management’s attention from Hillrom’s ongoing business operations due to the transaction; (21) the effect of the announcement of the transaction on the ability of Hillrom to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (22) the ability to meet expectations regarding the timing and completion of the transaction; (23) uncertainty regarding actual or potential legal proceedings; and (24) the other risks listed from time to time in Hillrom’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Hillrom’s Annual Report on Form 10-K for the year ended September 30, 2020 and in other documents filed by Hillrom with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Hillrom is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

Additional Information About the Merger and Where to Find It

This release relates to the proposed transaction involving Hillrom. This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Hillrom will file relevant materials with the SEC, including Hillrom’s proxy statement on Schedule 14A (the “Proxy Statement”). This release is not a substitute for the Proxy Statement or any other document that Hillrom may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF HILLROM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting Hillrom’s investor relations website, https://ir.hill-rom.com/ir-home/default.aspx.

Participants in the Solicitation

Hillrom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Hillrom’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Hillrom and their ownership of Hillrom’s common stock is set forth in the definitive proxy statement for Hillrom’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on January 19, 2021, or its Annual Report on Form 10-K for the year ended September 30, 2020, and in other documents filed by Hillrom with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Baxter is a registered trademark of Baxter International Inc.

###

Expanding Connected Care and Medical Innovation Globally: Baxter to Acquire Hillrom1 Accelerating our Shared Vision to Transform Healthcare Baxter Snapshot Mission: Save and 50,000 Improving clinical outcomes and efficiencies through Sustain Lives Employees2 accelerated product and digital innovation FY 2020 Renal Care Expanding the reach of our combined portfolio Net Sales Medication Delivery $11.7 B Pharmaceuticals Advancing a common commitment to inclusion and Clinical Nutrition corporate responsibility Advanced Surgery Creating meaningful value for the stakeholders that Acute Therapies rely on us BioPharma Solutions “Baxter and Hillrom are uniting to meet the challenges of a Hillrom Snapshot rapidly evolving global healthcare landscape, while also creating significant value for all the stakeholders we serve.” Mission: Enhance Outcomes 10,000 —José (Joe) E. Almeida, Chairman, President and CEO, Baxter for Patients and Caregivers Employees4 FY 2020 Patient Support Systems “We are confident that Baxter is the ideal partner to enhance Front Line Care our global reach and realize the true potential of our vision as Net Sales3 we work together to accelerate medical innovation worldwide.” $2.9 B Surgical Solutions —John P. Groetelaars, President and CEO, Hillrom 1Subject to the approval of Hillrom shareholders and the satisfaction of customary closing conditions (including regulatory approvals). 2As of 12/31/2020. 3Fiscal year ended 9/30/2020. 4As of 9/30/2020.